KRANESHARES TRUST

KraneShares Asia AI Technology ETF (the “Fund”)

Supplement dated July 29, 2026, to the Fund’s currently effective Statement of Additional Information, as it may be supplemented and amended from time to time.

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information.

Effective immediately, the table appearing in the section of Statement of Additional Information titled “Creation and Redemption of Creation Units – Creation Transaction Fees” is hereby deleted in its entirety and replaced with the following:

FUND	STANDARD TRANSACTION FEE	MAXIMUM VARIABLE TRANSACTION FEE*
KraneShares Asia AI Technology ETF	$1,250	2.00%
*	As a percentage of the Creation Unit(s) value.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.